UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2006
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097
(State or other jurisdiction of	(Commission File
incorporation)	Number)

5757 N. Green Bay Avenue,	39-0380010
P.O. Box 591	(IRS Employer
Milwaukee, Wisconsin 53201-0591	Identification No.)
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code(414) 524-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 20, 2006, Johnson Controls, Inc. issued a press release containing information about the Company’s results of operations for the three months ended December 31, 2005. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

ITEM 7.01	REGULATION FD DISCLOSURE
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated January 20, 2006 reporting the results of operations for the three months ended December 31, 2005 issued by the registrant on January 20, 2006.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the first quarter 2006 analyst conference call issued by the registrant on January 20, 2006.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release issued by the registrant on January 20, 2006.
99.2	Slide presentation for the first quarter 2006 conference call issued by the registrant on January 20, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
	BY:	/s/ R. Bruce McDonald
R. Bruce McDonald
Date: January 24, 2006		Vice President and Chief Financial Officer

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